SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported): May 15, 2003

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6112	05-0314991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island		02903-2360
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

99.1	Press release, dated May 15, 2003

Item 9. REGULATION FD DISCLOSURE.

On May 15, 2003, Nortek, Inc. publicly announced its results of operations for its first quarter ended April 5, 2003. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K. The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Vice President, General Counsel
and Secretary

Date: May 15, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99	Press release, dated May 15, 2003